EXHIBIT 99.2

Cartan Holdings, Inc.,
and Shiner Group
Pro Forma Combined Financial Statements
(unaudited)

Contents

Page

Pro Forma Combined Financial Statements:

Pro Forma Combined Balance Sheet as of March 31, 2007 (unaudited)	F-20

Pro Forma Combined Statements of Operations for the year ended March 31, 2007 (unaudited)	F-21

Notes to Pro Forma Combined Financial Statements (unaudited)	F-22

The accompanying notes are an integral part of these combined financial statements.

Cartan Holdings, Inc.
and Shiner Group
Pro forma Combined Balance Sheet
As of March 31, 2007
(unaudited)

	Cartan	Shiner		Pro forma	Pro forma
	Holdings (1)	Group (2)		Adjustments	Combined
	(historical)	(historical)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,990	$550,692			$$	555,682
Accounts receivable, net		5,551,314				5,551,314
Advances to supplier		1,595,743				1,595,743
Other receivables		367,793				367,793
Note Receivable		200,694				200,694
Inventory		5,539,016				5,539,016
Prepaid expenses and other current assets	173	8,452				8,625

TOTAL CURRENT ASSETS	5,163	13,813,704		-		13,818,867

PROPERTY AND EQUIPMENT, net		5,764,487				5,764,487
DEPOSIT		141,179				141,179
INTANGIBLE ASSETS		325,351				325,351

TOTAL ASSETS	$5,163	$20,044,721		$-		$20,049,884

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$2,152	$4,363,994			$$	4,366,146
Other payables	15,000	2,565,561				2,580,561
Unearned revenue		675,352				675,352
Accrued payroll		61,439				61,439
Short term loan		776,880				776,880
Advances from related parties	791	610,499				611,290
Dividend payable		805,268				805,268
Tax and welfare payable		320,776				320,776

TOTAL CURRENT LIABILITIES	17,943	10,179,769		-		10,197,712

COMMITMENT AND CONTINGENCIES	-	-		-		-

STOCKHOLDERS' EQUITY						-
Common Stock	9,400	1,245,212	a	(1,228,712)		21,150
			b	(4,750)
Additional paid in capital	18,000	109,344	a	1,228,712		1,320,626
			b	4,750
			c	(40,180)
Donated capital	11,300		c	(11,300)		-
Other comprehensive income		527,166				527,166
Statutory reserve		2,005,612				2,005,612
Retained earnings	(51,480)	5,977,618	c	51,480		5,977,618

TOTAL STOCKHOLDERS' EQUITY	(12,780)	9,864,952		-		9,852,172

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,163	$20,044,721		$-		$20,049,884

(1) Source: audited financial statements of Cartan Holdings, Inc.
(2) Source: unaudited financial statements of Shiner Group included elsewhere in this Form 8K.

See accompanying notes to pro forma combined financial statements

Cartan Holdings, Inc.
and Shiner Group
Pro forma Combined Statement of Operations
For the Year Ended March 31, 2007
(unaudited)

	Cartan	Shiner	Pro forma	Pro forma
	Holdings (1)	Group (2)	Adjustments	Combined
	(historical)	(historical)

Net Revenue	$-	$33,951,965	$-	$33,951,965

Cost of Revenue	-	27,328,787	-	27,328,787

Gross Profit	-	6,623,178	-	6,623,178

Operating expenses:
Selling expenses		1,578,585	-	1,578,585
General and administrative expenses	41,731	1,194,911	-	1,236,642

Total operating expenses	41,731	2,773,496	-	2,815,227

Income from operations	(41,731)	3,849,682	-	3,807,951

Non-operating income (expense):
Other income (expense)		278,545
Interest income		1,443
Interest expense	-	(330,530)	-	(330,530)
Exchange gain (loss)	-	(23,301)	-	(23,301)

Total non-operating income (expense)	-	(73,843)	-	(353,831)

Income before income tax	(41,731)	3,775,839	-	3,454,120

Income tax	-	214,504	-	214,504

Net income	$(41,731)	$3,561,335	$-	$3,239,616

Earnings per share	$(0.00)			$0.15

Weighted average shares outstanding	9,400,000			21,150,000

(1) Source: audited financial statements of Cartan Holdings, Inc.
(2) Source: audited financial statements of Shiner Group for the year ended December 31, 2006 included elsewhere in this Form 8K.

See accompanying notes to pro forma combined financial statements

Cartan Holdings, Inc.,
and Shiner Group
Notes to Pro form Combined Financial Statements

NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma combined balance sheet presents the accounts of Cartan Holdings, Inc., (“Cartan”) and Shiner Group (“Shiner”) as if the acquisition of Shiner Group by Cartan occurred on March 31, 2007. The accompanying pro forma combined statements of operations present the accounts of Cartan for the year ended March 31, 2007, which includes the statement of operations of the Shiner Group for the year ended December 31, 2006 as if the acquisition occurred on April 1, 2006. For accounting purposes, the transaction is being accounted for as a recapitalization of Shiner Group.

The following adjustments would be required if the acquisition occurred as indicated above:

a.	Recapitalization of Shiner Group to account for issuance of an aggregate of 16,500,000 shares of Cartan to the shareholders of Shiner Group;

b.	Cancellation of 4,750,000 shares of Cartan common stock owed by Zubeda Mohamed-Lakhani; and

c.	Eliminate pre-acquisition accumulated deficit and donated capital of Cartan.

The accompanying notes are an integral part of these combined financial statements.